                                                                    Exhibit 99.1


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE


                                 AUGUST 3, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                                   TERM SHEET

                                 AUGUST 3, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1
                          $[352,357,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                              EXPECTED    STATED
                                         WAL (YRS)    PAYMENT WINDOW                           FINAL      FINAL
                 APPROX                   (CALL(4)/     (CALL(4)/       PAYMENT    INTEREST   MATURITY   MATURITY   EXPECTED RATINGS
  CLASS         SIZE ($)     COUPON       MATURITY)     MATURITY)        DELAY     ACCRUAL      (4)        (5)       (MOODY'S / S&P)
  -----         --------     ------      ----------   --------------    -------    --------   --------   --------   ----------------
CLASS A-1     152,679,000                             Information Not Provided Hereby                                    Aaa/AAA

CLASS A-2A    112,996,000                             Information Not Provided Hereby                                    Aaa/AAA

CLASS A-2B     13,774,000  LIBOR + [ ]   6.17 / 7.44  60 - 78 / 60 -       0      Actual/360  Feb-2011   Jan-2035        Aaa/AAA
                            (1), (2)                       164

CLASS M-1      25,437,000  LIBOR + [ ]   4.84 / 5.37  44 - 78 / 44 -       0      Actual/360  Feb-2011   Jan-2035        Aa2/AA
                            (1), (3)                       160

CLASS M-2      18,809,000  LIBOR + [ ]   4.60 / 5.09  41 - 78 / 41 -       0      Actual/360  Feb-2011   Jan-2035         A2/AA
                            (1), (3)                       145

CLASS M-3       6,270,000  LIBOR + [ ]   4.52 / 4.95  40 - 78 / 40 -       0      Actual/360  Feb-2011   Jan-2035         A3/A+
                            (1), (3)                       128

CLASS B-1       6,270,000  LIBOR + [ ]   4.49 / 4.88  39 - 78 / 39 -       0      Actual/360  Feb-2011   Jan-2035        Baa1/A
                            (1), (3)                       120

CLASS B-2       5,374,000  LIBOR + [ ]   4.47 / 4.79  38 - 78 / 38 -       0      Actual/360  Feb-2011   Jan-2035       Baa2/BBB+
                            (1), (3)                       111

CLASS B-3       4,478,000  LIBOR + [ ]   4.45 / 4.67  38 - 78 / 38 -       0      Actual/360  Feb-2011   Jan-2035       Baa3/BBB
                            (1), (3)                       100

CLASS B-4       6,270,000  LIBOR + [ ]   4.36 / 4.41  37 - 78 / 37 -       0      Actual/360  Feb-2011   Jan-2035       N/A/BBB-
                            (1), (3)                        89

TOTAL:        352,357,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A and Class A-2B Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659          scott_soltas@ml.com
Vince Mora                       212-449-1437          vince_morajr@ml.com
Charles Sorrentino               212-449-3659          charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752          matthew_whalen@ml.com
Tom Saywell                      212-449-2122          tom_saywell@ml.com
Paul Park                        212-449-6380          paul_park@ml.com
Alan Chan                        212-449-8140          alan_chan@ml.com
Fred Hubert                      212-449-5071          fred_hubert@ml.com
Alice Chu                        212-449-1701          alice_chu@ml.com
Sonia Lee                        212-449-5067          sonia_lee@ml.com
Calvin Look                      212-449-5029          calvin_look@ml.com

MOODY'S
Andrew Lipton                    212-553-7103          liptona@moodys.com

STANDARD & POOR'S
Justin Hansen                    212-438-7334          justin_hansen@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2004-FM1, consisting of:
                        Class A-1 Certificates,
                        Class A-2A and Class A-2B Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),
                        Class M-1, Class M-2, and Class M-3 Certificates
                        (collectively, the "Class M Certificates"), and
                        Class B-1, Class B-2, Class B-3 and Class B-4
                        Certificates (collectively, the "Class B Certificates")

                        The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

ORIGINATOR              Fremont Investment and Loan

SERVICER                Wilshire Credit Corporation

TRUSTEE                 Wells Fargo Bank, N.A.

CUT-OFF DATE            August 1, 2004

PRICING DATE            On or about August [4], 2004

CLOSING DATE            On or about August [11], 2004

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in September 2004.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS          Fixed rate and adjustable rate, first and second
                        lien, sub-prime Mortgage Loans having an aggregate statistical principal balance as of the July 1, 2004
                        ("Statistical Calculation Date") of approximately
                        $358,267,790 originated by Fremont Investment & Loan.

                        The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from Fremont Investment and Loan and will be serviced by Wilshire Credit Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE         Approximately $352,357,000

ADMINISTRATIVE FEES     The Servicer will be paid fees aggregating 52 bps per
                        annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS     1. Excess interest
                        2. Over-Collateralization
                        3. Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.65% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.65% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial:  Approximately 1.65% of original balance
                        Target: 1.65% of original balance before stepdown (2.20% of original balance if Step Up Trigger occurs before stepdown), 3.30% of current balance after stepdown (4.40% of current balance if Step Up Trigger occurs after stepdown)
                        Floor:   0.50% of original balance
                        (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

STEP UP TRIGGER EVENT   Any Distribution Date on or after the occurrence of the
<Preliminary and        following: the aggregate Realized Losses incurred from
Subject to Revision>    the Cut-off Date through the last day of the calendar
                        month preceding such Distribution Date as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date equals or exceeds the following percentages:

                       DISTRIBUTION DATE OCCURRING           LOSS PERCENTAGE
                       ---------------------------           ---------------
                       September 2006 - August 2007          1.25% with respect to September 2006, plus an additional
                                                             1/12th of 2.00% for each month thereafter
                       September 2007 - August 2008          3.25% with respect to September 2007, plus an additional
                                                             1/12th of 1.50% for each month thereafter
                       September 2008 and August 2009        4.75% with respect to September 2008, plus an additional
                                                             1/12th of 1.50% for each month thereafter
                       September 2009 and August 2010        6.25% with respect to September 2009, plus an additional
                                                             1/12th of 1.00% for each month thereafter
                       September 2010 and thereafter         7.25%

                      (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):       CLASSES                RATING (M/S)            SUBORDINATION(1)       SUBORDINATION(2)
                         -------                ------------            ----------------       ----------------
(1) includes OC target   Class A                   Aaa/AAA                   22.00%                 22.55%
(2) includes OC target  Class M-1                  Aa2/AA                    14.90%                 15.45%
(after Step Up Trigger  Class M-2                   A2/AA                    9.65%                  10.20%
occurs)                 Class M-3                   A3/A+                    7.90%                  8.45%
                        Class B-1                  Baa1/A                    6.15%                  6.70%
                        Class B-2                 Baa2/BBB+                  4.65%                  5.20%
                        Class B-3                 Baa3/BBB                   3.40%                  3.95%
                        Class B-4                 N/A/BBB-                   1.65%                  2.20%

CLASS SIZES:             CLASSES                RATING (M/S)              CLASS SIZES
                         -------                ------------              -----------
                         Class A                   Aaa/AAA                   78.00%
                        Class M-1                  Aa2/AA                    7.10%
                        Class M-2                   A2/AA                    5.25%
                        Class M-3                   A3/A+                    1.75%
                        Class B-1                  Baa1/A                    1.75%
                        Class B-2                 Baa2/BBB+                  1.50%
                        Class B-3                 Baa3/BBB                   1.25%
                        Class B-4                 N/A/BBB-                   1.75%

INTEREST ACCRUAL        For the Offered Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

COUPON STEP UP          If the 10% optional termination does not occur on the
                        first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP     The pass-through rates of the Offered Certificates on
                        each Distribution Date will be subject to the "Available
                        Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                        Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------


CAP CONTRACT            The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR (subject to a cap equal to 8.900% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page
                        39. Payments received on the cap contract will be available to pay interest to the holders of the Offered
                        Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein
                        (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                        Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP        The pass-through rates of the Offered Certificates will
                        also be subject to the "Maximum Rate Cap". For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.
                        Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by
                        (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 8.900% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 39), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

CASHFLOW PRIORITY       1.    Servicing Fees.

                        2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                        3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal shortfalls.

                        6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                        Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, and eighth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

      *CLASS A                         44.00% (45.10% if Step Up Trigger occurs)
      *CLASS M-1                       29.80% (30.90% if Step Up Trigger occurs)
      *CLASS M-2                       19.30% (20.40% if Step Up Trigger occurs)
      *CLASS M-3                       15.80% (16.90% if Step Up Trigger occurs)
      *CLASS B-1                       12.30% (13.40% if Step Up Trigger occurs)
      *CLASS B-2                       9.30% (10.40% if Step Up Trigger occurs)
      *CLASS B-3                       6.80% (7.90% if Step Up Trigger occurs)
      *CLASS B-4                       3.30% (4.40% if Step Up Trigger occurs)

      *includes overcollateralization




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the September 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Required
DISTRIBUTION DATE             Percentage (i.e., the sum of the outstanding
                              principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                              Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                              44.00% (45.10% if Step Up Trigger occurs)

                              or

                              (20.35%+1.65% or 20.35% +2.20% if Step Up Trigger
                              occurs)*2

STEP DOWN TRIGGER EVENT       The situation that exists with respect to any
                              Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 35% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown below.

                              DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                              ---------------------------          ------------------------
                              September 2007 - August 2008         3.00% with respect to September 2007, plus an additional 1/12th of 2.00% for each month thereafter
                              September 2008 - August 2009         5.00% with respect to September 2008, plus an additional 1/12th of 1.50% for each month thereafter
                              September 2009 - August 2010         6.50% with respect to September 2009, plus an additional 1/12th of 0.75% for each month thereafter
                              September 2010 and thereafter        7.25%

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Statistical Calculation
                              Date. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                 $358,267,790
Aggregate Original Principal Balance                                                    $360,031,014
Number of Mortgage Loans                                                                       2,108

                                          MINIMUM                   MAXIMUM              AVERAGE (1)
                                          -------                   -------              -----------
Original Principal Balance                $4,800                    $731,400               $170,793
Outstanding Principal Balance             $  440                    $721,969               $169,956

                                          MINIMUM                   MAXIMUM          WEIGHTED AVERAGE (2)
                                          -------                   -------          --------------------
Original Term (mos)                         60                        360                    352
Stated remaining Term (mos)                 52                        354                    345
Loan Age (mos)                              6                         12                      6
Current Interest Rate                     4.500%                    14.150%                7.243%
Initial Interest Rate Cap(4)              3.000%                    3.000%                 3.000%
Periodic Rate Cap(4)                      1.500%                    1.500%                 1.500%
Gross Margin(4)                           5.450%                    6.990%                 6.902%
Maximum Mortgage Rate(4)                 11.500%                    18.700%                14.042%
Minimum Mortgage Rate(4)                  4.500%                    11.700%                7.042%
Months to Roll(4)                           12                        30                     18
Original Loan-to-Value                    22.86%                    100.00%                83.25%
Credit Score (3)                           500                        795                    626

                                                                    EARLIEST                LATEST
                                                                    --------                ------
Maturity Date                                                       11/01/08               01/01/34

LIEN POSITION                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
1st Lien                                           95.16%
2nd Lien                                            4.84

OCCUPANCY                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Primary                                            91.74%
Second Home                                         1.03
Investment                                          7.23

LOAN TYPE                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Fixed Rate                                         25.74%
ARM                                                74.26

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
-----------------                  ------------------------
Fully Amortizing                                   79.17%
Interest Only                                      20.83

YEAR OF ORIGINATION                PERCENT OF MORTGAGE POOL
-------------------                ------------------------
2003                                               99.99%
2004                                                0.01

LOAN PURPOSE                       PERCENT OF MORTGAGE POOL
------------                       ------------------------
Purchase                                           43.43%
Refinance - Rate/Term                               2.30
Refinance - Cashout                                54.27

PROPERTY TYPE                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
Single Family                                      84.74%
Condominium                                         6.55

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                             AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                              NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------    --------------   -----------      ----      ------    -----    -----------    ---        ---
5.500% or less                          80  $ 21,458,711        5.99%    5.176%      669    $268,234     79.79%      95.88%
5.501% to 6.000%                       158    41,644,705       11.62     5.866       648     263,574     78.15       88.86
6.001% to 6.500%                       213    54,545,458       15.22     6.321       642     256,082     80.49       81.44
6.501% to 7.000%                       287    65,715,512       18.34     6.838       623     228,974     82.95       68.35
7.001% to 7.500%                       264    53,167,327       14.84     7.301       622     201,391     85.67       62.99
7.501% to 8.000%                       290    52,838,459       14.75     7.810       614     182,202     84.98       43.20
8.001% to 8.500%                       159    25,279,217        7.06     8.319       596     158,989     83.69       41.75
8.501% to 9.000%                       128    18,664,180        5.21     8.787       601     145,814     85.36       40.13
9.001% to 9.500%                        48     5,442,329        1.52     9.315       575     113,382     79.95       48.56
9.501% to 10.000%                       38     3,449,026        0.96     9.804       595      90,764     84.17       64.92
10.001% to 10.500%                      41     2,500,587        0.70    10.353       603      60,990     91.28       74.55
10.501% to 11.000%                      91     4,229,419        1.18    10.873       611      46,477     96.36       88.63
11.001% to 11.500%                      43     1,970,120        0.55    11.389       600      45,817     93.73       92.56
11.501% to 12.000%                     130     3,180,506        0.89    11.857       602      24,465     94.65       72.44
12.001% to 12.500%                      42       904,816        0.25    12.325       634      21,543     97.74       44.25
12.501% to 13.000%                      62     2,237,360        0.62    12.825       649      36,086     99.60        5.32
13.001% to 13.500%                      29       911,447        0.25    13.205       636      31,429     99.80        2.67
13.501% to 14.000%                       2        52,748        0.01    13.650       647      26,374    100.00       62.25
14.001% to 14.500%                       3        75,861        0.02    14.150       631      25,287    100.00        0.00
                                     -----  ------------      ------    ------       ---    --------    ------       -----
TOTAL:                               2,108  $358,267,790      100.00%    7.243%      626    $169,956     83.25%      66.01%
                                     =====  ============      ======    ======       ===    ========    ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 14.150% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.243% per annum.


REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                      NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
------------------------   --------------   -----------      ----      ------    -----    -----------    ---        ---
49 to 60                                26  $    203,700        0.06%   11.712%      611    $  7,835     94.64%      85.73%
109 to 120                             105     1,262,627        0.35    11.949       612      12,025     96.42       86.87
169 to 180                              86     4,384,708        1.22     8.938       618      50,985     81.28       74.36
229 to 240                             285    15,622,828        4.36    10.781       635      54,817     96.71       72.23
337 to 348                               1       370,926        0.10     6.650       642     370,926    100.00      100.00
349 to 360                           1,605   336,423,001       93.90     7.037       625     209,609     82.57       65.48
                                     -----  ------------      ------    ------       ---    --------    ------      ------
TOTAL:                               2,108  $358,267,790      100.00%    7.243%      626    $169,956     83.25%      66.01%
                                     =====  ============      ======    ======       ===    ========    ======      ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 52 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------     --------------   -----------      ----      ------    -----    -----------    ---        ---
$50,000 or less                         347    $8,115,774        2.27%   11.695%      621    $ 23,388     98.29%      66.72%
$50,001 to $100,000                     319    24,516,480        6.84     8.982       609      76,854     84.87       74.54
$100,001 to $150,000                    395    49,442,384       13.80     7.625       613     125,171     82.69       69.78
$150,001 to $200,000                    342    59,920,446       16.73     7.166       613     175,206     80.76       63.42
$200,001 to $250,000                    238    52,980,860       14.79     7.070       621     222,609     83.14       65.74
$250,001 to $300,000                    172    46,808,419       13.07     6.938       625     272,142     82.12       61.98
$300,001 to $350,000                    103    33,210,850        9.27     6.743       644     322,435     84.53       66.86
$350,001 to $400,000                     66    24,661,075        6.88     6.664       649     373,653     84.06       57.38
$400,001 to $450,000                     55    23,165,972        6.47     6.643       646     421,199     86.43       70.69
$450,001 to $500,000                     58    27,737,939        7.74     6.552       637     478,240     82.42       63.65
$500,001 to $550,000                      2     1,057,847        0.30     6.250       634     528,923     60.26        0.00
$550,001 to $600,000                      8     4,612,850        1.29     6.575       642     576,606     83.13       87.06
$600,001 to $650,000                      1       621,500        0.17     7.150       604     621,500     79.99      100.00
$700,001 to $750,000                      2     1,415,394        0.40     6.205       710     707,697     73.41      100.00
                                      -----  ------------     -------    ------       ---    --------     -----      ------
TOTAL:                                2,108  $358,267,790      100.00%    7.243%      626    $169,956     83.25%      66.01%
                                      =====  ============     =======    ======       ===    ========     =====      ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $440 to approximately $721,969 and the average outstanding principal balance of the Mortgage Loans was approximately $169,956.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PRODUCT TYPES

                                             AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                              NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
PRODUCT TYPES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------               --------------  -----------      ----      ------    -----    -----------    ---        ---
5 Year Fixed Loans                      26  $    203,700        0.06%   11.712%      611    $  7,835     94.64%      85.73%
10 Year Fixed Loans                    105     1,262,627        0.35    11.949       612      12,025     96.42       86.87
15 Year Fixed Loans                     86     4,384,708        1.22     8.938       618      50,985     81.28       74.36
20 Year Fixed Loans                    285    15,622,828        4.36    10.781       635      54,817     96.71       72.23
30 Year Fixed Loans                    346    70,752,880       19.75     7.015       627     204,488     78.76       78.19
2/28 LIBOR Loans                     1,197   249,533,873       69.65     7.102       624     208,466     83.81       60.31
3/27 LIBOR Loans                        63    16,507,175        4.61     6.138       642     262,019     80.59       89.98
                                     -----  ------------      ------    ------       ---    --------     -----       -----
TOTAL:                               2,108  $358,267,790      100.00%    7.243%      626    $169,956     83.25%      66.01%
                                     =====  ============      ======    ======       ===    ========     =====       =====





ADJUSTMENT TYPE

                                             AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                              NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
---------------             --------------  -----------      ----      ------    -----    -----------    ---        ---
ARM                                  1,260  $266,041,047      74.26%    7.042%       625    $211,144    83.61%      62.15%
Fixed Rate                             848    92,226,743      25.74     7.823        627     108,758    82.20       77.13
                                     -----  ------------     ------     -----        ---    --------    -----       -----
TOTAL:                               2,108  $358,267,790     100.00%    7.243%       626    $169,956    83.25%      66.01%
                                     =====  ============     ======     =====        ===    ========    =====       =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                          WEIGHTED   AVERAGE      WEIGHTED   PERCENT
                                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                             NUMBER OF         BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE      ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
-----------------------    --------------    -----------      ----      ------    -----    -----------     ---        ---
Arizona                              53    $  5,137,517       1.43%    7.640%      615    $ 96,934      86.43%      80.43%
Arkansas                              4         612,676       0.17     8.537       654     153,169      97.64        0.00
California                          758     160,020,135      44.66     6.876       634     211,108      82.44       67.78
Colorado                             61      10,011,850       2.79     7.012       636     164,129      86.18       76.78
Connecticut                          43       6,798,485       1.90     7.572       611     158,104      76.49       53.06
Delaware                              3         477,535       0.13     8.907       584     159,178      80.87       62.28
Florida                             237      32,292,892       9.01     7.518       607     136,257      83.62       68.52
Georgia                              53       5,879,623       1.64     7.953       615     110,936      84.33       63.08
Hawaii                               28       4,687,002       1.31     6.831       645     167,393      79.03       72.70
Idaho                                 4         390,284       0.11     7.887       609      97,571      83.71       71.48
Illinois                            113      16,074,935       4.49     7.930       620     142,256      86.53       57.29
Indiana                               6         395,483       0.11     8.637       571      65,914      89.07       74.42
Iowa                                  9         979,060       0.27     8.066       609     108,784      87.36       73.45
Kansas                                3         298,904       0.08     8.658       575      99,635      93.12      100.00
Kentucky                              2         224,807       0.06     7.693       615     112,404      87.59      100.00
Maryland                             73      11,702,398       3.27     7.297       621     160,307      81.87       71.36
Massachusetts                        40       8,140,136       2.27     7.396       628     203,503      83.03       65.47
Michigan                             40       5,379,456       1.50     7.794       588     134,486      84.52       74.85
Minnesota                            57      10,070,869       2.81     7.501       629     176,682      87.16       58.46
Missouri                             13       1,173,559       0.33     8.064       598      90,274      87.17       59.94
Montana                               1          78,819       0.02     8.500       565      78,819      90.00      100.00
Nebraska                              4         250,022       0.07     9.715       616      62,505      95.34      100.00
Nevada                               28       4,573,192       1.28     7.240       637     163,328      82.57       63.50
New Hampshire                         9       1,272,587       0.36     7.592       611     141,399      79.80       46.26
New Jersey                           19       3,451,683       0.96     7.626       643     181,668      89.88       50.12
New Mexico                            4         345,470       0.10     7.709       570      86,368      86.40      100.00
New York                            137      30,769,646       8.59     7.300       623     224,596      80.02       55.19
North Carolina                       29       2,096,321       0.59     8.555       599      72,287      88.10       79.31
Ohio                                 26       3,161,836       0.88     7.993       617     121,609      89.89       61.16
Oklahoma                              8         665,217       0.19     8.195       600      83,152      84.33       55.70
Oregon                               17       1,888,067       0.53     8.209       601     111,063      89.40       82.93
Pennsylvania                         27       2,789,928       0.78     7.979       612     103,331      84.80       62.38
Rhode Island                          6         697,221       0.19     7.732       614     116,204      82.96        8.32
South Carolina                        9         746,977       0.21     8.337       686      82,997      95.27       29.98
Tennessee                            13       1,619,409       0.45     7.711       603     124,570      83.88       63.82
Texas                                34       3,721,810       1.04     8.013       621     109,465      86.15       70.81
Utah                                 19       1,964,248       0.55     8.096       637     103,381      87.13       55.71
Virginia                             52       8,574,067       2.39     7.576       618     164,886      83.88       58.91
Washington                           48       7,341,642       2.05     6.932       628     152,951      85.41       82.48
West Virginia                         2          91,917       0.03     9.373       595      45,958      83.89       19.44
Wisconsin                            15       1,303,072       0.36     8.119       615      86,871      90.07       98.78
Wyoming                               1         117,036       0.03     7.200       580     117,036      80.00      100.00
                                  -----    ------------     ------     -----       ---    --------      -----      ------
TOTAL:                            2,108    $358,267,790     100.00%    7.243%      626    $169,956      83.25%      66.01%
                                  =====    ============     ======     =====       ===    ========      =====      ======

No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                            WEIGHTED  AVERAGE     WEIGHTED   PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE  PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL           NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT   BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS     OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING    LTV        DOC
--------------------      --------------     -----------      ----        ------    -----   -----------    ---        ---
50.00% or less                       34   $  4,813,908      1.34%      6.838%      607      $141,586      41.50%     79.00%
50.01% to 55.00%                     26      5,120,451      1.43       6.838       592       196,940      52.73      54.38
55.01% to 60.00%                     28      5,185,477      1.45       7.270       560       185,196      57.93      43.69
60.01% to 65.00%                     62     12,410,610      3.46       7.498       576       200,171      63.30      49.96
65.01% to 70.00%                     85     16,771,126      4.68       7.218       598       197,307      69.01      41.94
70.01% to 75.00%                    106     21,871,673      6.10       7.363       579       206,337      73.92      47.92
75.01% to 80.00%                    603    126,046,918     35.18       6.733       627       209,033      79.77      64.95
80.01% to 85.00%                    132     23,955,995      6.69       7.129       606       181,485      84.53      78.78
85.01% to 90.00%                    328     69,094,353     19.29       6.938       632       210,654      89.71      89.26
90.01% to 95.00%                    182     15,218,508      4.25       7.485       626        83,618      94.82      85.96
95.01% to 100.00%                   522     57,778,771     16.13       8.677       670       110,687      99.93      49.18
                                  -----   ------------    ------       -----       ---      --------      -----      -----
TOTAL:                            2,108   $358,267,790    100.00%      7.243%      626      $169,956      83.25%     66.01%
                                  =====   ============    ======       =====       ===      ========      =====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.86% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 83.25%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.84% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.36%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.34%.





LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
------------              --------------  -----------      ----      ------    -----    -----------    ---        ---
Refinance - Cashout                1,033  $194,417,514    54.27%    7.206%       604     $188,207     80.11%     68.20%
Purchase                           1,030   155,605,378    43.43     7.314        653      151,073     87.48      62.91
Refinance - Rate Term                 45     8,244,898     2.30     6.779        623      183,220     77.36      72.72
                                   -----  ------------   ------     -----        ---     --------     -----      -----
TOTAL:                             2,108  $358,267,790   100.00%    7.243%       626     $169,956     83.25%     66.01%
                                   =====  ============   ======     =====        ===     ========     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------             --------------  -----------      ----      ------    -----    -----------    ---        ---
Single Family                      1,793  $303,608,713    84.74%    7.218%       623    $169,330     83.04%     67.23%
Condominium                          152    23,459,435     6.55     7.428        631     154,338     85.75      65.36
Two- to Four-Family                  163    31,199,643     8.71     7.345        649     191,409     83.41      54.62
                                   -----  ------------   ------     -----        ---    --------     -----      -----
TOTAL:                             2,108  $358,267,790   100.00%    7.243%       626    $169,956     83.25%     66.01%
                                   =====  ============   ======     =====        ===    ========     =====      =====





DOCUMENTATION

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
DOCUMENTATION             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------             --------------  -----------      ----      ------    -----    -----------    ---        ---
Full Documentation                 1,446  $236,479,403    66.01%    6.970%       623    $163,540     83.83%    100.00%
Stated Documentation                 619   113,365,940    31.64     7.829        632     183,144     82.33       0.00
Easy Documentation                    43     8,422,447     2.35     6.999        600     195,871     79.30       0.00
                                   -----  ------------   ------     -----        ---    --------     -----      -----
TOTAL:                             2,108  $358,267,790   100.00%    7.243%       626    $169,956     83.25%     66.01%
                                   =====  ============   ======     =====        ===    ========     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
OCCUPANCY                 MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
---------                 --------------  -----------      ----      ------    -----    -----------    ---        ---
Primary                            1,889  $328,692,402    91.74%    7.216%       624    $174,003     83.34%     65.58%
Investment                           192    25,890,275     7.23     7.561        641     134,845     82.29      72.86
Second Home                           27     3,685,114     1.03     7.372        624     136,486     81.74      56.19
                                   -----  ------------   ------     -----        ---    --------     -----      -----
TOTAL:                             2,108  $358,267,790   100.00%    7.243%       626    $169,956     83.25%     66.01%
                                   =====  ============   ======     =====        ===    ========     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.





MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED   PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOAN AGE           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
(MONTHS)                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
--------                  --------------  -----------      ----      ------    -----    -----------    ---        ---
6                                  1,526  $278,844,216    77.83%    7.127%      623     $182,729      82.47%     66.56%
7                                    382    48,761,283    13.61     7.736       627      127,647      84.17      59.87
8                                    166    26,682,246     7.45     7.496       646      160,736      88.75      68.72
9                                     31     3,417,795     0.95     7.699       655      110,251      87.72      81.73
10                                     1        49,454     0.01    11.750       598       49,454     100.00     100.00
11                                     1       141,871     0.04     7.400       576      141,871      90.00     100.00
12                                     1       370,926     0.10     6.650       642      370,926     100.00     100.00
                                   -----  ------------   ------    ------       ---     --------     ------     ------
TOTAL:                             2,108  $358,267,790   100.00%    7.243%      626     $169,956      83.25%     66.01%
                                   =====  ============   ======    ======       ===     ========     ======     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6months.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
ORIGINAL PREPAYMENT        NUMBER OF           BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
PENALTY TERM             MORTGAGE LOANS      OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
------------             --------------      -----------       ----       ------      -----    -----------      ---          ---
None                                199        $20,208,314       5.64%      8.276%        621      $101,549      87.36%       63.71%
12 Months                           154         27,410,607       7.65       7.450         637       177,991      85.76        67.25
24 Months                         1,406        245,558,447      68.54       7.227         624       174,650      83.65        62.07
36 Months                           349         65,090,423      18.17       6.893         630       186,506      79.40        81.05
                                  -----       ------------     ------       -----         ---      --------      -----        -----
TOTAL:                            2,108       $358,267,790     100.00%      7.243%        626      $169,956      83.25%       66.01%
                                  =====       ============     ======       =====         ===      ========      =====        =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
----------------------     --------------    -----------       ----       ------      -----    -----------      ---          ---
500 to 500                              2         $346,417       0.10%      8.385%        500      $173,208      70.87%      100.00%
501 to 525                            117       19,374,348       5.41       8.333         514       165,593      71.94        60.12
526 to 550                            141       24,332,687       6.79       7.829         539       172,572      73.10        53.85
551 to 575                            188       25,549,932       7.13       7.654         562       135,904      79.41        61.95
576 to 600                            336       50,088,159      13.98       7.331         588       149,072      81.43        75.75
601 to 625                            377       62,161,774      17.35       7.103         613       164,885      84.64        79.63
626 to 650                            392       67,449,067      18.83       7.067         638       172,064      85.67        67.28
651 to 675                            235       39,567,204      11.04       7.211         662       168,371      86.72        53.92
676 to 700                            148       29,787,127       8.31       6.853         688       201,264      85.39        67.20
701 to 725                             71       16,073,239       4.49       6.733         712       226,384      87.86        55.88
726 to 750                             47       10,795,148       3.01       6.957         736       229,684      91.31        44.01
751 to 775                             33        6,872,712       1.92       7.027         764       208,264      87.07        63.56
776 to 795                             21        5,869,977       1.64       6.482         785       279,523      86.61        55.81
                                    -----     ------------     ------       -----         ---      --------      -----        -----
TOTAL:                              2,108     $358,267,790     100.00%      7.243%        626      $169,956      83.25%       66.01%
                                    =====     ============     ======       =====         ===      ========      =====        =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                           NUMBER OF           BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS      OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
------------             --------------      -----------       ----       ------      -----    -----------      ---          ---
A+                                1,637       $279,261,901      77.95%      7.098%        641      $170,594      84.97%       66.85%
A                                   238         41,176,827      11.49       7.362         588       173,012      80.83        64.89
A-                                  105         17,623,787       4.92       7.842         568       167,846      75.18        58.80
B                                    84         13,127,765       3.66       7.991         550       156,283      71.75        62.70
C                                    34          5,515,197       1.54       8.977         540       162,212      71.79        66.52
C-                                    9          1,474,757       0.41      10.843         528       163,862      66.63        49.22
D                                     1             87,557       0.02      10.990         558        87,557      65.00       100.00
                                  -----       ------------     ------       -----         ---      --------      -----        -----
TOTAL:                            2,108       $358,267,790     100.00%      7.243%        626      $169,956      83.25%       66.01%
                                    =====     ============     ======       =====         ===      ========      =====        =====



GROSS MARGINS

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                             NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
----------------------     --------------    -----------       ----       ------      -----    -----------      ---          ---
5.001% to 5.500%                        7       $2,162,903       0.81%      4.526%        679      $308,986      81.86%      100.00%
5.501% to 6.000%                       20        5,385,811       2.02       4.948         685       269,291      78.38       100.00
6.001% to 6.500%                       54       14,227,584       5.35       5.373         662       263,474      80.12        93.79
6.501% to 7.000%                    1,179      244,264,749      91.81       7.208         621       207,180      83.94        59.14
                                    -----     ------------     ------       -----         ---      --------     -----        -----
TOTAL:                              1,260     $266,041,047     100.00%      7.042%        625      $211,144      83.61%       62.15%
                                    =====     ============     ======       =====         ===      ========      =====        =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.450% per annum to 6.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.902% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF MAXIMUM           NUMBER OF           BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES           MORTGAGE LOANS      OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
--------------           --------------      -----------       ----       ------      -----    -----------      ---          ---
12.000% or less                      24         $6,837,265       2.57%      4.804%        682      $284,886      79.31%      100.00%
12.001% to 12.500%                   55         14,493,838       5.45       5.352         663       263,524      80.12        93.90
12.501% to 13.000%                  111         29,303,099      11.01       5.869         636       263,992      80.50        85.18
13.001% to 13.500%                  139         37,076,809      13.94       6.318         637       266,740      82.17        77.72
13.501% to 14.000%                  235         54,593,991      20.52       6.830         628       232,315      83.87        64.96
14.001% to 14.500%                  195         40,117,160      15.08       7.297         622       205,729      86.38        57.10
14.501% to 15.000%                  224         41,611,712      15.64       7.810         621       185,767      87.01        40.42
15.001% to 15.500%                  134         21,261,021       7.99       8.316         597       158,664      84.58        40.69
15.501% to 16.000%                   90         13,648,900       5.13       8.786         597       151,654      85.31        35.34
16.001% to 16.500%                   29          3,982,800       1.50       9.293         550       137,338      74.93        35.82
16.501% to 17.000%                    8          1,342,378       0.50       9.676         524       167,797      65.90        16.12
17.001% to 17.500%                    7            628,179       0.24      10.356         524        89,740      68.73        24.29
17.501% to 18.000%                    4            426,781       0.16      10.841         562       106,695      67.99        35.01
18.001% to 18.500%                    2            356,248       0.13      11.495         520       178,124      67.70       100.00
18.501% to 19.000%                    3            360,868       0.14      11.620         518       120,289      66.00        42.47
                                  -----       ------------     ------       -----         ---      --------      -----        -----
TOTAL:                            1,260       $266,041,047     100.00%      7.042%        625      $211,144      83.61%       62.15%
                                  =====       ============     ======       =====         ===      ========      =====        =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 18.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.042% per annum.


NEXT ADJUSTMENT  DATE

                                             AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                           NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
--------------------     --------------     -----------        ----       ------      -----    -----------      ---          ---
July 2005                             1           $370,926       0.14%      6.650%        642      $370,926     100.00%      100.00%
August 2005                           1            141,871       0.05       7.400         576       141,871      90.00       100.00
October 2005                         13          2,471,136       0.93       6.994         644       190,087      84.68        77.87
November 2005                        90         19,508,764       7.33       7.175         646       216,764      89.11        67.70
December 2005                       192         38,742,662      14.56       7.219         627       201,785      82.57        57.29
January 2006                        900        188,298,514      70.78       7.072         621       209,221      83.47        59.83
November 2006                         7          1,491,128       0.56       6.431         617       213,018      80.19        87.83
December 2006                         2            608,250       0.23       7.863         574       304,125      64.88        34.53
January 2007                         54         14,407,797       5.42       6.035         648       266,811      81.29        92.54
                                  -----       ------------     ------       -----         ---      --------      -----        -----
TOTAL:                            1,260       $266,041,047     100.00%      7.042%        625      $211,144      83.61%       62.15%
                                  =====       ============     ======       =====         ===      ========      =====        =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                               $162,525,828
Aggregate Original Principal Balance                                                                  $163,194,532
Number of Mortgage Loans                                                                                   785

                                                   MINIMUM                      MAXIMUM                AVERAGE (1)
                                                   -------                      -------                -----------
Original Principal Balance                         $8,000                      $731,400                 $207,891
Outstanding Principal Balance                      $5,586                      $721,969                 $207,039

                                                   MINIMUM                      MAXIMUM            WEIGHTED AVERAGE (2)
                                                   -------                      -------            --------------------
Original Term (mos)                                  60                          360                       353
Stated remaining Term (mos)                          52                          354                       347
Loan Age (mos)                                       6                            9                         6
Current Interest Rate                              4.500%                      14.150%                   7.084%
Initial Interest Rate Cap(4)                       3.000%                       3.000%                   3.000%
Periodic Rate Cap(4)                               1.500%                       1.500%                   1.500%
Gross Margin(4)                                    5.450%                       6.990%                   6.878%
Maximum Mortgage Rate(4)                          11.500%                      18.700%                   13.854%
Minimum Mortgage Rate(4)                           4.500%                      11.700%                   6.854%
Months to Roll(4)                                    15                           30                       19
Original Loan-to-Value                             34.92%                      100.00%                   83.64%
Credit Score (3)                                    500                          795                       630

                                                                               EARLIEST                   LATEST
                                                                               --------                   ------
Maturity Date                                                                  11/01/08                 01/01/34

LIEN POSITION                             PERCENT OF MORTGAGE POOL
-------------                             ------------------------
1st Lien                                                    95.22%
2nd Lien                                                      4.78

YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
2003                                      100.00%



OCCUPANCY                                 PERCENT OF MORTGAGE POOL
---------                                 ------------------------
Primary                                                     95.07%
Second Home                                                   0.79
Investment                                                    4.13

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                                   44.86%


Refinance - Rate/Term                        2.56
Refinance - Cashout                         52.58

LOAN TYPE                                 PERCENT OF MORTGAGE POOL
---------                                 ------------------------
Fixed Rate                                                  20.98%
ARM                                                          79.02

PROPERTY TYPE           PERCENT OF MORTGAGE POOL
-------------           ------------------------
Single Family                              89.71%

Condominium                                  5.77
Two- to Four-Family                          4.52

AMORTIZATION TYPE                         PERCENT OF MORTGAGE POOL
-----------------                         ------------------------
Fully Amortizing                                            66.12%
Interest Only                                                33.88

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------------    --------------    -----------       ----       ------      -----    -----------      ---         ---
5.500% or less                          43     $12,910,939       7.94%      5.154%        670      $300,254      80.31%      97.42%
5.501% to 6.000%                        67      21,880,193      13.46       5.869         649       326,570      80.38       87.97
6.001% to 6.500%                        95      29,828,705      18.35       6.332         643       313,986      82.35       84.49
6.501% to 7.000%                       108      29,876,758      18.38       6.834         625       276,637      82.99       71.87
7.001% to 7.500%                       107      23,435,959      14.42       7.311         622       219,028      86.11       66.28
7.501% to 8.000%                        89      17,278,951      10.63       7.802         617       194,146      86.33       43.51
8.001% to 8.500%                        58       8,273,825       5.09       8.320         583       142,652      80.87       47.02
8.501% to 9.000%                        57       7,806,019       4.80       8.797         601       136,948      84.43       43.17
9.001% to 9.500%                        29       3,285,707       2.02       9.306         590       113,300      83.39       54.40
9.501% to 10.000%                       18       1,698,164       1.04       9.889         633        94,342      93.56       83.98
10.001% to 10.500%                      20       1,637,149       1.01      10.336         600        81,857      89.17       77.43
10.501% to 11.000%                      16       1,230,126       0.76      10.792         623        76,883      95.49       93.38
11.001% to 11.500%                      10         792,771       0.49      11.424         599        79,277      92.61       86.91
11.501% to 12.000%                      18         669,681       0.41      11.938         602        37,204      94.15       89.98
12.001% to 12.500%                       5         205,076       0.13      12.287         643        41,015      97.24       31.09
12.501% to 13.000%                      11         675,748       0.42      12.834         657        61,432      99.86        2.79
13.001% to 13.500%                      29         911,447       0.56      13.205         636        31,429      99.80        2.67
13.501% to 14.000%                       2          52,748       0.03      13.650         647        26,374     100.00       62.25
14.001% to 14.500%                       3          75,861       0.05      14.150         631        25,287     100.00        0.00
                                       ---    ------------     ------       -----         ---      --------      -----       -----
TOTAL:                                 785    $162,525,828     100.00%      7.084%        630      $207,039      83.64%      71.30%
                                       ===    ============     ======       =====         ===      ========      =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 14.150% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.084% per annum.


REMAINING MONTHS TO STATED MATURITY

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF                       NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)     MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
------------------------     --------------  -----------       ----       ------      -----    -----------      ---         ---
49 to 60                                 3         $48,956       0.03%     12.261%        592       $16,319      95.00%      62.33%
109 to 120                               8         220,137       0.14      12.300         619        27,517      98.53       57.64
169 to 180                              33       1,236,952       0.76      10.532         604        37,483      82.36       73.60
229 to 240                              96       7,253,371       4.46      10.634         649        75,556      98.30       75.84
349 to 360                             645     153,766,413      94.61       6.880         629       238,398      82.93       71.09
                                       ---    ------------     ------       -----         ---      --------      -----       -----
TOTAL:                                 785    $162,525,828     100.00%      7.084%        630      $207,039      83.64%      71.30%
                                       ===    ============     ======       =====         ===      ========      =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 52 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV         DOC
-----------------------       --------------   -----------      ----       ------      -----   -----------     ---         ---
$50,000 or less                          60     $1,661,885      1.02%     12.369%        619      $27,698     95.86%      38.16%
$50,001 to $100,000                     177     14,102,811      8.68       9.000         608       79,677     85.71       77.59
$100,001 to $150,000                    156     19,346,316     11.90       7.806         608      124,015     83.80       78.14
$150,001 to $200,000                     79     13,722,489      8.44       7.153         614      173,702     81.75       70.90
$200,001 to $250,000                     59     13,093,845      8.06       6.791         626      221,930     83.34       74.68
$250,001 to $300,000                     36      9,746,220      6.00       6.685         615      270,728     81.67       83.31
$300,001 to $350,000                     41     13,591,307      8.36       6.678         641      331,495     85.47       75.16
$350,001 to $400,000                     58     21,674,691     13.34       6.618         645      373,702     82.71       61.92
$400,001 to $450,000                     49     20,637,254     12.70       6.642         645      421,168     86.91       71.25
$450,001 to $500,000                     57     27,241,418     16.76       6.576         636      477,920     82.46       62.99
$500,001 to $550,000                      2      1,057,847      0.65       6.250         634      528,923     60.26        0.00
$550,001 to $600,000                      8      4,612,850      2.84       6.575         642      576,606     83.13       87.06
$600,001 to $650,000                      1        621,500      0.38       7.150         604      621,500     79.99      100.00
$700,001 to $750,000                      2      1,415,394      0.87       6.205         710      707,697     73.41      100.00
                                        ---   ------------    ------       -----         ---     --------     -----       -----
TOTAL:                                  785   $162,525,828    100.00%      7.084%        630     $207,039     83.64%      71.30%
                                        ===   ============    ======       =====         ===     ========     =====       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $5,586 to approximately $721,969 and the average outstanding principal balance of the Mortgage Loans was approximately $207,039.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PRODUCT TYPES

                                             AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-------------             --------------    -----------        ----       ------      -----    -----------      ---         ---
5 Year Fixed Loans                    3          $48,956        0.03%     12.261%       592       $16,319       95.00%      62.33%
10 Year Fixed Loans                   8          220,137        0.14      12.300        619        27,517       98.53       57.64
15 Year Fixed Loans                  33        1,236,952        0.76      10.532        604        37,483       82.36       73.60
20 Year Fixed Loans                  96        7,253,371        4.46      10.634        649        75,556       98.30       75.84
30 Year Fixed Loans                 101       25,335,656       15.59       7.011        633       250,848       79.44       80.01
2/28 LIBOR Loans                    510      118,071,808       72.65       6.924        627       231,513       83.98       67.35
3/27 LIBOR Loans                     34       10,358,949        6.37       6.056        639       304,675       79.54       91.80
                                    ---     ------------      ------       -----         ---      --------      -----       -----
TOTAL:                              785     $162,525,828      100.00%      7.084%       630      $207,039       83.64%      71.30%
                                    ===     ============     ======       =====         ===      ========       =====       =====


ADJUSTMENT TYPE

                                            AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                          NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE         MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------         --------------     -----------        ----       ------      -----    -----------      ---         ---
ARM                               544      $128,430,757       79.02%      6.854%       628      $236,086       83.62%      69.32%
Fixed Rate                        241        34,095,072       20.98       7.951        635       141,473       83.71       78.72
                                  ---      ------------      ------       -----        ---      --------       -----       -----
TOTAL:                            785      $162,525,828      100.00%      7.084%       630      $207,039       83.64%      71.30%
                                  ===      ============      ======       =====        ===      ========       =====       =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE      OUTSTANDING       LTV         DOC
-----------------------   --------------   -----------   ----------   --------  --------    -----------    --------   -----------
Arizona                           22         $2,441,779     1.50%      8.103%      609       $110,990       85.45%        81.61%
California                       315         83,288,161    51.25       6.773       636        264,407       83.95         73.77
Colorado                          21          4,996,701     3.07       6.658       624        237,938       84.42         89.78
Connecticut                       19          4,025,171     2.48       7.214       620        211,851       76.70         47.62
Delaware                           2            180,139     0.11       8.771       552         90,069       82.31          0.00
Florida                          114         16,413,054    10.10       7.435       611        143,974       83.35         72.72
Georgia                            7            921,124     0.57       6.965       671        131,589       84.81         66.03
Hawaii                             3            695,397     0.43       6.496       637        231,799       83.91         57.07
Idaho                              1             65,267     0.04       8.250       644         65,267       93.93        100.00
Illinois                          19          2,496,371     1.54       8.290       631        131,388       89.23         55.94
Indiana                            2            131,837     0.08       8.059       603         65,919       92.96        100.00
Iowa                               2            431,719     0.27       7.838       594        215,860       87.75        100.00
Kansas                             2            162,275     0.10       9.221       590         81,138       95.85        100.00
Kentucky                           1            108,397     0.07       8.490       539        108,397       85.00        100.00
Maryland                          28          6,500,576     4.00       7.139       615        232,163       78.06         68.61
Massachusetts                      9          1,828,521     1.13       6.937       647        203,169       90.39         96.29
Michigan                          24          2,927,243     1.80       7.894       600        121,968       85.02         60.32
Minnesota                         21          4,507,869     2.77       7.268       618        214,660       86.15         69.71
Missouri                           5            615,147     0.38       7.977       582        123,029       86.42         61.90
Montana                            1             78,819     0.05       8.500       565         78,819       90.00        100.00
Nebraska                           2            184,019     0.11       8.968       617         92,009       93.67        100.00
Nevada                            15          2,639,596     1.62       7.229       639        175,973       81.23         68.63
New Hampshire                      3            391,509     0.24       6.742       653        130,503       74.72         90.60
New Jersey                         5          1,189,842     0.73       7.228       643        237,968       93.93         61.51
New York                          27          8,597,829     5.29       7.355       651        318,438       81.47         52.53
North Carolina                     9          1,117,284     0.69       8.430       596        124,143       85.62         66.55
Ohio                              10            984,277     0.61       8.515       606         98,428       86.40         56.35
Oklahoma                           5            420,512     0.26       8.026       581         84,102       82.77         55.23
Oregon                             4            495,410     0.30       8.344       634        123,852       94.29        100.00
Pennsylvania                      15          1,351,531     0.83       8.079       604         90,102       82.90         81.19
Rhode Island                       1            434,345     0.27       6.990       633        434,345       76.67          0.00
South Carolina                     3            390,837     0.24       7.861       687        130,279       91.02         45.54
Tennessee                          5            694,817     0.43       6.730       618        138,963       84.44        100.00
Texas                             14          2,571,368     1.58       7.455       627        183,669       84.14         83.48
Utah                               4            392,047     0.24       8.458       635         98,012       82.04         73.11
Virginia                          25          4,383,627     2.70       7.760       613        175,345       80.03         47.91
Washington                        17          3,185,019     1.96       6.472       648        187,354       84.51         87.97
Wisconsin                          2            169,357     0.10      10.128       597         84,679       93.96        100.00
Wyoming                            1            117,036     0.07       7.200       580        117,036       80.00        100.00
                                 ---       ------------   ------       -----       ---       --------      ------        ------
TOTAL:                           785       $162,525,828   100.00%      7.084%      630       $207,039       83.64%        71.30%
                                 ===       ============   ======       =====       ===       ========      ======        ======

No more than approximately 0.89% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                         PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE      FULL OR
RANGE OF ORIGINAL        NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS    OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING       LTV          DOC
--------------------  --------------    -----------    ----------     --------   --------   -----------    --------    -----------
50.00% or less                9           $1,477,557      0.91%        6.724%       628      $164,173       43.44%        89.41%
50.01% to 55.00%              8            2,084,487      1.28         7.157        573       260,561       52.40         34.41
55.01% to 60.00%              9            1,838,870      1.13         6.893        562       204,319       58.07         62.49
60.01% to 65.00%             20            4,525,760      2.78         7.682        564       226,288       63.98         51.10
65.01% to 70.00%             27            5,766,393      3.55         7.090        621       213,570       68.41         46.75
70.01% to 75.00%             37            8,922,889      5.49         7.230        594       241,159       73.81         49.45
75.01% to 80.00%            276           61,819,667     38.04         6.649        627       223,984       79.67         70.50
80.01% to 85.00%             49            9,301,050      5.72         6.914        623       189,817       84.41         86.91
85.01% to 90.00%            140           35,988,126     22.14         6.746        635       257,058       89.63         87.83
90.01% to 95.00%             44            8,166,605      5.02         7.108        637       185,605       94.68         80.18
95.01% to 100.00%           166           22,634,423     13.93         8.725        667       136,352       99.92         59.39
                            ---         ------------    ------         -----        ---      --------       -----         -----
TOTAL:                      785         $162,525,828    100.00%        7.084%       630      $207,039       83.64%        71.30%
                            ===         ============    ======         =====        ===      ========       =====         =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 34.92% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 83.64%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.78% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.48%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.74%.

LOAN PURPOSE

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE      FULL OR
                          NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
LOAN PURPOSE           MORTGAGE LOANS    OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING       LTV          DOC
--------------------   --------------    -----------    ----------     --------   --------   -----------    --------    -----------
Refinance - Cashout         391          $85,461,275       52.58%        7.092%      609       $218,571      81.10%         71.86%
Purchase                    375           72,907,502       44.86         7.097       653        194,420      86.95          69.34
Refinance - Rate Term        19            4,157,052        2.56         6.688       636        218,792      77.94          94.06
                            ---         ------------      ------         -----       ---       --------      -----          -----
TOTAL:                      785         $162,525,828      100.00%        7.084%      630       $207,039      83.64%         71.30%
                            ===         ============      ======         =====       ===       ========      =====          =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                         AGGREGATE                                WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF      BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE           MORTGAGE LOANS  OUTSTANDING        POOL         COUPON      SCORE     OUTSTANDING      LTV         DOC
-------------           --------------  -----------     ----------     --------   --------    -----------   --------   -----------
Single Family                  698      $145,804,361       89.71%       7.047%       627       $208,889      83.06%       72.71%
Condominium                     47         9,372,344       5.77         7.098        643        199,412      87.87        73.78
Two- to Four-Family             40         7,349,123       4.52         7.805        673        183,728      89.80        40.10
                               ---      ------------     ------         -----        ---       --------      -----        -----
TOTAL:                         785      $162,525,828     100.00%        7.084%       630       $207,039      83.64%       71.30%
                               ===      ============     ======         =====        ===       ========      =====        =====

DOCUMENTATION

                                         AGGREGATE                                WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF      BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION           MORTGAGE LOANS  OUTSTANDING        POOL         COUPON      SCORE     OUTSTANDING      LTV         DOC
-------------           --------------  -----------     ----------     --------   --------    -----------   --------   -----------
Full Documentation            563       $115,874,599       71.30%        6.821%       628       $205,816      84.32%      100.00%
Stated Documentation          206         42,909,409       26.40         7.801        636        208,298      82.44         0.00
Easy Documentation             16          3,741,820        2.30         7.011        595        233,864      76.51         0.00
                              ---       ------------      ------         -----        ---       --------      -----        -----
TOTAL:                        785       $162,525,828      100.00%        7.084%       630       $207,039      83.64%       71.30%
                              ===       ============      ======         =====        ===       ========      =====        =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                      AGGREGATE                                WEIGHTED       AVERAGE       WEIGHTED       PERCENT
                                      PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE       FULL OR
                      NUMBER OF        BALANCE        MORTGAGE     AVERAGE      CREDIT        BALANCE       ORIGINAL     ALTERNATIVE
OCCUPANCY          MORTGAGE LOANS    OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING        LTV           DOC
-----------------  --------------   ------------     ----------    --------    --------     -----------     --------     -----------
Primary                  719        $154,519,446        95.07%       7.047%        630        $214,909        83.74%         71.76%
Investment                54           6,717,540         4.13        7.847         625         124,399        82.04          66.36
Second Home               12           1,288,842         0.79        7.595         627         107,403        80.46          41.63
                         ---        ------------       ------        -----         ---        --------        -----          -----
TOTAL:                   785        $162,525,828       100.00%       7.084%        630        $207,039        83.64%         71.30%
                         ===        ============       ======        =====         ===        ========        =====          =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                                WEIGHTED       AVERAGE       WEIGHTED       PERCENT
                                      PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE       FULL OR
MORTGAGE LOAN AGE     NUMBER OF        BALANCE        MORTGAGE     AVERAGE      CREDIT        BALANCE       ORIGINAL     ALTERNATIVE
(MONTHS)           MORTGAGE LOANS    OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING        LTV           DOC
-----------------  --------------   ------------     ----------    --------    --------     -----------     --------     -----------
6                        587        $127,794,070        78.63%       6.975%        627        $217,707        82.90%         72.39%
7                        119          18,483,872        11.37        7.675         623         155,327        84.25          64.28
8                         70          14,563,831         8.96        7.295         661         208,055        89.26          68.62
9                          9           1,684,055         1.04        7.041         658         187,117        84.72          88.31
                         ---        ------------       ------        -----         ---        --------        -----          -----
TOTAL:                   785        $162,525,828       100.00%       7.084%        630        $207,039        83.64%         71.30%
                         ===        ============       ======        =====         ===        ========        =====          =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                          PRINCIPAL      PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT        NUMBER OF       BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM            MORTGAGE LOANS   OUTSTANDING        POOL         COUPON       SCORE     OUTSTANDING      LTV         DOC
-------------------     --------------   ------------    ----------     --------    --------    -----------   --------   -----------
None                          45           $6,181,220       3.80%        8.138%        642       $137,360      89.06%       60.21%
12 Months                     41            9,838,147       6.05         6.868         657        239,955      85.20        79.68
24 Months                    571          117,139,171      72.07         7.120         626        205,147      84.01        67.04
36 Months                    128           29,367,290      18.07         6.792         631        229,432      80.49        87.80
                             ---         ------------     ------         -----         ---       --------      -----        -----
TOTAL:                       785         $162,525,828     100.00%        7.084%        630       $207,039      83.64%       71.30%
                             ===         ============     ======         =====         ===       ========      =====        =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                           AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL      PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF        BALANCE        MORTGAGE      AVERAGE      CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS    OUTSTANDING        POOL         COUPON       SCORE    OUTSTANDING      LTV         DOC
----------------------  --------------   -------------   ------------   ---------   ---------   -----------   ---------  -----------
500 to 500                     1               $60,594       0.04%       10.250%        500       $60,594      75.00%      100.00%
501 to 525                    46             7,373,039       4.54         8.371         514       160,283      73.98        72.99
526 to 550                    57             8,580,728       5.28         7.990         540       150,539      73.56        54.37
551 to 575                    63             9,702,156       5.97         7.729         562       154,002      77.97        54.70
576 to 600                    98            20,319,631      12.50         7.129         588       207,343      79.37        75.32
601 to 625                   148            32,235,451      19.83         6.886         613       217,807      85.45        85.72
626 to 650                   163            33,718,104      20.75         6.861         638       206,860      86.18        75.31
651 to 675                    86            17,808,986      10.96         7.151         661       207,081      87.32        58.99
676 to 700                    62            15,024,548       9.24         6.756         689       242,331      85.36        71.04
701 to 725                    22             6,281,876       3.87         6.547         713       285,540      87.93        64.13
726 to 750                    21             5,770,456       3.55         6.816         735       274,784      90.49        61.71
751 to 775                    12             3,396,289       2.09         6.946         765       283,024      85.23        64.43
776 to 795                     6             2,253,969       1.39         6.373         786       375,662      80.34        52.01
                             ---          ------------     ------         -----         ---      --------      -----        -----
TOTAL:                       785          $162,525,828     100.00%        7.084%        630      $207,039      83.64%       71.30%
                             ===          ============     ======         =====         ===      ========      =====        =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 630.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                                            AGGREGATE                             WEIGHTED       AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC
------------             --------------   ------------    ----------   --------   --------     -----------    --------   -----------
A+                           621          $133,027,550       81.85%      6.940%       642        $214,215       85.10%       72.83%
A                             78            16,094,450        9.90       7.303        590         206,339       80.19        61.15
A-                            39             6,198,435        3.81       7.889        570         158,934       75.23        62.48
B                             26             4,087,474        2.51       7.952        551         157,211       73.10        76.30
C                             16             2,461,137        1.51       8.976        547         153,821       70.68        74.63
C-                             4               569,225        0.35      10.653        511         142,306       65.00        41.37
D                              1                87,557        0.05      10.990        558          87,557       65.00       100.00
                             ---          ------------      ------       -----        ---        --------       -----        -----
TOTAL:                       785          $162,525,828      100.00%      7.084%       630        $207,039       83.64%       71.30%
                             ===          ============      ======       =====        ===        ========       =====        =====

GROSS MARGINS

                                            AGGREGATE                             WEIGHTED       AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC
----------------------   --------------   ------------    ----------   --------   --------     -----------    --------   -----------
5.001% to 5.500%                5           $1,693,662        1.32%      4.527%       659        $338,732       82.38%      100.00%
5.501% to 6.000%                9            2,937,958        2.29       4.923        679         326,440       77.75       100.00
6.001% to 6.500%               31            8,724,514        6.79       5.373        669         281,436       80.76        96.18
6.501% to 7.000%              499          115,074,623       89.60       7.049        623         230,610       84.01        66.05
                              ---         ------------      ------       -----        ---        --------       -----        -----
TOTAL:                        544         $128,430,757      100.00%      6.854%       628        $236,086       83.62%       69.32%
                              ===         ============      ======       =====        ===        ========       =====        =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.450% per annum to 6.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.878% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1
                                         GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                                        AGGREGATE                                WEIGHTED       AVERAGE      WEIGHTED      PERCENT
                                        PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      FULL OR
RANGE OF MAXIMUM         NUMBER OF       BALANCE        MORTGAGE     AVERAGE      CREDIT        BALANCE      ORIGINAL    ALTERNATIVE
MORTGAGE RATES        MORTGAGE LOANS   OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING       LTV          DOC
----------------      --------------   ------------    ----------    --------    --------     -----------    --------    -----------
12.000% or less             14           $4,631,620       3.61%       4.778%        672        $330,830       79.44%       100.00%
12.001% to 12.500%          29            8,279,319       6.45        5.364         669         285,494       80.80         95.97
12.501% to 13.000%          54           16,659,145      12.97        5.866         640         308,503       81.21         84.20
13.001% to 13.500%          80           24,020,074      18.70        6.321         635         300,251       83.03         82.99
13.501% to 14.000%          99           27,254,556      21.22        6.830         628         275,299       84.31         69.55
14.001% to 14.500%          77           17,096,727      13.31        7.311         618         222,035       86.49         61.15
14.501% to 15.000%          75           15,143,148      11.79        7.797         625         201,909       87.87         41.87
15.001% to 15.500%          47            6,314,815       4.92        8.319         582         134,358       81.83         49.78
15.501% to 16.000%          40            5,700,530       4.44        8.784         604         142,513       85.05         36.57
16.001% to 16.500%          18            2,235,905       1.74        9.274         561         124,217       77.65         43.87
16.501% to 17.000%           1              187,961       0.15        9.750         510         187,961       65.00          0.00
17.001% to 17.500%           6              522,053       0.41       10.377         519          87,009       66.44         29.22
17.501% to 18.000%           2              149,411       0.12       10.849         540          74,706       71.21        100.00
18.001% to 18.500%           1              164,127       0.13       11.500         509         164,127       65.00        100.00
18.501% to 19.000%           1               71,366       0.06       11.700         513          71,366       65.00        100.00
                           ---         ------------     ------        -----         ---        --------       -----         -----
TOTAL:                     544         $128,430,757     100.00%       6.854%        628        $236,086       83.62%        69.32%
                           ===         ============     ======        =====         ===        ========       =====         =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 18.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.854% per annum.

NEXT ADJUSTMENT DATE

                                        AGGREGATE                                WEIGHTED       AVERAGE      WEIGHTED      PERCENT
                                        PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      FULL OR
                         NUMBER OF       BALANCE        MORTGAGE     AVERAGE      CREDIT        BALANCE      ORIGINAL    ALTERNATIVE
NEXT ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING       LTV          DOC
----------------      --------------   ------------    ----------    --------    --------     -----------    --------    -----------
October 2005                 7           $1,484,521       1.16%       6.639%        651        $212,074       82.67%        86.74%
November 2005               45           10,998,960       8.56        7.065         663         244,421       89.73         65.46
December 2005               66           14,595,928      11.36        7.014         623         221,150       82.25         63.52
January 2006               392           90,992,400      70.85        6.897         623         232,123       83.58         67.88
November 2006                5            1,219,319       0.95        6.304         613         243,864       78.75        100.00
December 2006                2              608,250       0.47        7.863         574         304,125       64.88         34.53
January 2007                27            8,531,380       6.64        5.891         648         315,977       80.70         94.72
                           ---         ------------     ------        -----         ---        --------       -----         -----
TOTAL:                     544         $128,430,757     100.00%       6.854%        628        $236,086       83.62%        69.32%
                           ===         ============     ======        =====         ===        ========       =====         =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                      ORIGINAL
                                                             ORIGINAL      REMAINING      ORIGINAL      REMAINING     MONTHS TO
                             NET      ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT      MORTGAGE  MORTGAGE      TERM      TERM         TERM          TERM           TERM          TERM         PENALTY
 BALANCE ($)    RATE(%)    RATE(%)    (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
 ------------   --------  --------    --------  ---------  ------------  ------------  -------------  -------------  ----------
   297,395.95    8.990      8.470       180        172          180           172            0              0             0
    91,921.70    7.500      6.980       180        174          180           174            0              0            12
   644,125.10    6.840      6.320       180        174          180           174            0              0            24
 1,241,846.95    6.656      6.136       180        174          180           174            0              0            36
   212,921.73    7.900      7.380       240        233          240           233            0              0             0
   111,496.70    5.900      5.380       240        234          240           234            0              0            12
   271,304.72    6.050      5.530       240        234          240           234            0              0            24
   279,520.37    7.038      6.518       240        234          240           234            0              0            36
 1,589,665.10    7.697      7.177       360        354          360           354            0              0             0
 4,194,873.65    7.396      6.876       360        354          360           354            0              0            12
12,038,907.80    6.906      6.386       360        354          360           354            0              0            24
27,593,777.05    6.970      6.450       360        354          360           354            0              0            36
    45,176.97    11.728    11.208        60        53           60            53             0              0             0
     9,968.14    12.010    11.490        60        53           60            53             0              0            12
    99,599.46    11.405    10.885        60        54           60            54             0              0            24
   334,059.23    11.979    11.459       120        113          120           113            0              0             0
    69,207.97    11.961    11.441       120        113          120           113            0              0            12
   554,385.99    11.779    11.259       120        113          120           113            0              0            24
    84,836.91    12.010    11.490       120        114          120           114            0              0            36
   145,851.51    12.379    11.859       180        173          180           173            0              0             0
    28,808.51    11.404    10.884       180        174          180           174            0              0            12
   601,647.51    11.537    11.017       180        173          180           173            0              0            24
    96,158.74    10.965    10.445       180        173          180           173            0              0            36
 1,221,851.67    11.389    10.869       240        233          240           233            0              0             0
   664,573.13    11.761    11.241       240        234          240           234            0              0            12
 4,859,059.17    11.339    10.819       240        233          240           233            0              0            24
   748,729.74    11.385    10.865       240        234          240           234            0              0            36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS



                                                          ORIGINAL       REMAINING               INITIAL
                            NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY               RATE
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM           TERM         GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM
 BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)     MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)
-------------  --------  --------  --------  ---------  -------------  -------------  ---------  -------  --------  -------  -------
 9,074,580.82   7.923      7.403      360       353           0              0          6.990     3.000    1.500     14.923   7.923
10,332,541.38   7.842      7.322      360       354           0              0          6.990     3.000    1.500     14.842   7.842
95,039,068.11   7.285      6.765      360       354           0              0          6.951     3.000    1.500     14.285   7.285
   717,117.19   7.191      6.671      360       354           0              0          6.640     3.000    1.500     14.191   7.191
   429,699.01   7.508      6.988      360       354          24             18          6.990     3.000    1.500     14.508   7.508
 1,618,600.00   7.114      6.594      360       353          24             17          6.907     3.000    1.500     14.114   7.114
14,098,458.23   6.267      5.747      360       354          24             18          6.783     3.000    1.500     13.267   6.267
   152,000.00   6.990      6.470      360       354          24             18          6.990     3.000    1.500     13.990   6.990
   675,891.85   7.347      6.827      360       354           0              0          6.990     3.000    1.500     14.347   7.347
   188,068.59   6.990      6.470      360       354           0              0          6.990     3.000    1.500     13.990   6.990
 2,028,071.60   6.894      6.374      360       354           0              0          6.809     3.000    1.500     13.894   6.894
   262,400.00   5.050      4.530      360       354          36             30          6.000     3.000    1.500     12.050   5.050
   212,720.00   5.400      4.880      360       354          36             30          6.350     3.000    1.500     12.400   5.400
 2,781,073.80   5.702      5.182      360       354          36             30          6.513     3.000    1.500     12.702   5.702

                           NUMBER OF
                            MONTHS                    ORIGINAL
                  RATE    UNTIL NEXT                  MONTHS TO
                 CHANGE      RATE                    PREPAYMENT
   CURRENT     FREQUENCY  ADJUSTMENT                   PENALTY
 BALANCE ($)    (MONTHS)     DATE         INDEX      EXPIRATION
-------------   --------  ----------  -------------  ----------
 9,074,580.82      6          17      6 Month LIBOR       0
10,332,541.38      6          18      6 Month LIBOR      12
95,039,068.11      6          18      6 Month LIBOR      24
   717,117.19      6          18      6 Month LIBOR      36
   429,699.01      6          18      6 Month LIBOR       0
 1,618,600.00      6          17      6 Month LIBOR      12
14,098,458.23      6          18      6 Month LIBOR      24
   152,000.00      6          18      6 Month LIBOR      36
   675,891.85      6          30      6 Month LIBOR       0
   188,068.59      6          30      6 Month LIBOR      12
 2,028,071.60      6          30      6 Month LIBOR      36
   262,400.00      6          30      6 Month LIBOR      12
   212,720.00      6          30      6 Month LIBOR      24
 2,781,073.80      6          30      6 Month LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                           ORIGINAL
                                                               ORIGINAL       REMAINING       ORIGINAL      REMAINING      MONTHS TO
                             NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
    CURRENT     MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM            TERM          TERM          PENALTY
  BALANCE ($)    RATE(%)   RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)        (MONTHS)      (MONTHS)      EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   -------------  -------------   ----------
   146,350.49     8.864     8.344       180         174          180             174             0              0             24
   428,691.35     8.312     7.792       180         174          180             174             0              0             36
   418,279.63     6.552     6.032       240         234          240             234             0              0             36
   600,334.22     7.924     7.404       360         354          360             354             0              0              0
 1,182,054.68     6.461     5.941       360         354          360             354             0              0             12
 5,885,892.15     6.954     6.434       360         354          360             354             0              0             24
17,667,375.26     7.036     6.516       360         354          360             354             0              0             36
     8,991.62     13.25     12.73        60          54           60             54              0              0              0
    39,963.92    12.039     11.519       60          52           60             52              0              0             24
    34,173.42    12.974     12.454      120         114          120             114             0              0              0
   166,986.72    12.196     11.676      120         113          120             113             0              0             24
    18,977.21    11.999     11.479      120         114          120             114             0              0             36
   106,096.27    12.842     12.322      180         174          180             174             0              0              0
    62,436.85    12.442     11.922      180         174          180             174             0              0             12
   470,709.03    12.228     11.708      180         174          180             174             0              0             24
    22,667.83    11.999     11.479      180         173          180             173             0              0             36
   803,141.47     11.44     10.92       240         234          240             234             0              0              0
   584,042.54    10.681     10.161      240         233          240             233             0              0             12
 4,745,449.98    10.857     10.337      240         233          240             233             0              0             24
   702,457.02    10.596     10.076      240         233          240             233             0              0             36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL      REMAINING               INITIAL
                           NET     ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM          TERM          TERM         GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM
 BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)      (MONTHS)     MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)
-------------  --------  --------  --------  ---------  -------------  -------------  ---------  -------  --------  -------  -------
 3,036,666.78   7.919     7.399      360        353           0              0          6.986     3.000    1.500    14.919    7.919
 3,054,995.53   7.708     7.188      360        354           0              0          6.990     3.000    1.500    14.708    7.708
63,264,383.78   7.328     6.808      360        354           0              0          6.970     3.000    1.500    14.328    7.328
   854,099.79   7.505     6.985      360        354           0              0          6.990     3.000    1.500    14.505    7.505
 1,026,679.03   6.291     5.771      360        353           24            17          6.887     3.000    1.500    13.291    6.291
 4,526,640.66   5.798     5.278      360        354           24            18          6.561     3.000    1.500    12.798    5.798
41,758,765.62   6.319     5.799      360        354           24            18          6.822     3.000    1.500    13.319    6.319
   549,576.71   6.050     5.530      360        354           24            18          6.990     3.000    1.500    13.050    6.050
   565,137.60   6.950     6.430      360        354           0              0          6.990     3.000    1.500    13.950    6.950
   427,976.69   7.300     6.780      360        354           0              0          6.990     3.000    1.500    14.300    7.300
   450,668.88   6.850     6.330      360        354           0              0          6.990     3.000    1.500    13.850    6.850
 1,712,169.02   6.394     5.874      360        354           0              0          6.330     3.000    1.500    13.394    6.394
   210,000.00   6.750     6.230      360        353           36            29          6.990     3.000    1.500    13.750    6.750
 6,992,996.50   5.752     5.232      360        354           36            30          6.579     3.000    1.500    12.752    5.752

                            NUMBER OF                   ORIGINAL
                 RATE     MONTHS UNTIL                  MONTHS TO
                CHANGE      NEXT RATE                  PREPAYMENT
   CURRENT     FREQUENCY   ADJUSTMENT                    PENALTY
 BALANCE ($)   (MONTHS)       DATE          INDEX      EXPIRATION
-------------  ---------  ------------  -------------  ----------
 3,036,666.78      6           17       6 Month LIBOR       0
 3,054,995.53      6           18       6 Month LIBOR      12
63,264,383.78      6           18       6 Month LIBOR      24
   854,099.79      6           18       6 Month LIBOR      36
 1,026,679.03      6           17       6 Month LIBOR       0
 4,526,640.66      6           18       6 Month LIBOR      12
41,758,765.62      6           18       6 Month LIBOR      24
   549,576.71      6           18       6 Month LIBOR      36
   565,137.60      6           30       6 Month LIBOR       0
   427,976.69      6           30       6 Month LIBOR      12
   450,668.88      6           30       6 Month LIBOR      24
 1,712,169.02      6           30       6 Month LIBOR      36
   210,000.00      6           29       6 Month LIBOR      24
 6,992,996.50      6           30       6 Month LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                            ONE MONTH LIBOR CAP TABLE

                              NOTIONAL         1ML STRIKE        1ML STRIKE
               DATE           BALANCE       LOWER COLLAR (%)  UPPER COLLAR (%)
PERIOD                          ($)
------       --------      --------------   ----------------  ----------------
1            09/25/04      352,357,000.00         4.207             8.900
2            10/25/04      346,716,194.98         6.487             8.900
3            11/25/04      340,315,530.81         6.269             8.900
4            12/25/04      333,177,233.61         6.492             8.900
5            01/25/05      325,351,924.16         6.274             8.900
6            02/25/05      317,020,874.39         6.278             8.900
7            03/25/05      308,249,058.22         6.993             8.900
8            04/25/05      299,720,487.75         6.288             8.900
9            05/25/05      291,428,294.32         6.514             8.900
10           06/25/05      283,365,805.86         6.298             8.900
11           07/25/05      275,526,541.22         6.524             8.900
12           08/25/05      267,904,204.66         6.308             8.900
13           09/25/05      260,492,680.48         6.313             8.900
14           10/25/05      253,286,027.84         6.541             8.900
15           11/25/05      246,278,475.69         6.324             8.900
16           12/25/05      239,464,417.89         6.553             8.900
17           01/25/06      232,576,278.51         6.336             8.900
18           02/25/06      221,567,111.50         6.462             8.900
19           03/25/06      211,133,133.26         8.900             8.900
20           04/25/06      201,256,689.52         8.315             8.900
21           05/25/06      191,890,701.19         8.599             8.900
22           06/25/06      183,159,519.80         8.306             8.900
23           07/25/06      177,382,964.36         8.596             8.900
24           08/25/06      171,792,410.06         8.363             8.900

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                       AVAIL. FUNDS    AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(2)  CAP (%) (1)(3)
------  ------------  --------------  --------------
  1       9/25/2004       4.557           4.557
  2      10/25/2004       6.837           9.250
  3      11/25/2004       6.619           9.250
  4      12/25/2004       6.842           9.250
  5       1/25/2005       6.624           9.250
  6       2/25/2005       6.628           9.250
  7       3/25/2005       7.343           9.250
  8       4/25/2005       6.638           9.250
  9       5/25/2005       6.864           9.250
  10      6/25/2005       6.648           9.250
  11      7/25/2005       6.874           9.250
  12      8/25/2005       6.658           9.250
  13      9/25/2005       6.663           9.250
  14     10/25/2005       6.891           9.250
  15     11/25/2005       6.674           9.250
  16     12/25/2005       6.903           9.250
  17      1/25/2006       6.686           9.250
  18      2/25/2006       6.746           9.250
  19      3/25/2006       8.728           9.599
  20      4/25/2006       7.886           9.250
  21      5/25/2006       8.152           9.250
  22      6/25/2006       7.893           9.250
  23      7/25/2006       8.161           9.250
  24      8/25/2006       7.902           9.250
  25      9/25/2006       7.907           9.595
  26     10/25/2006       8.176           9.913

                       AVAIL. FUNDS    AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(3)  CAP (%) (1)(2)
------  ------------  --------------  --------------
  27     11/25/2006        7.917          9.591
  28     12/25/2006        8.187          9.909
  29      1/25/2007        7.929          9.587
  30      2/25/2007        7.936          9.641
  31      3/25/2007        8.902          11.754
  32      4/25/2007        8.047          10.611
  33      5/25/2007        8.322          10.960
  34      6/25/2007        8.061          10.602
  35      7/25/2007        8.337          10.951
  36      8/25/2007        8.076          10.629
  37      9/25/2007        8.084          11.239
  38     10/25/2007        8.205          11.392
  39     11/25/2007        7.936          11.001
  40     12/25/2007        8.195          11.343
  41      1/25/2008        7.926          10.953
  42      2/25/2008        7.921          10.930
  43      3/25/2008        8.463          11.717
  44      4/25/2008        7.912          10.937
  45      5/25/2008        8.171          11.276
  46      6/25/2008        7.902          10.888
  47      7/25/2008        8.161          11.225
  48      8/25/2008        7.893          10.839
  49      9/25/2008        7.888          10.849
  50     10/25/2008        8.145          11.185
  51     11/25/2008        7.878          10.799
  52     12/25/2008        8.135          11.133

                      AVAIL. FUNDS     AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(2)  CAP (%) (1)(3)
------  ------------  --------------  --------------
  53      1/25/2009       7.868          10.749
  54      2/25/2009       7.863          10.724
  55      3/25/2009       8.700          11.844
  56      4/25/2009       7.853          10.673
  57      5/25/2009       8.109          11.002
  58      6/25/2009       7.843          10.622
  59      7/25/2009       8.099          10.950
  60      8/25/2009       7.833          10.571
  61      9/25/2009       7.828          10.546
  62     10/25/2009       8.083          10.871
  63     11/25/2009       7.817          10.495
  64     12/25/2009       8.076          10.819
  65      1/25/2010       7.818          10.455
  66      2/25/2010       7.821          10.440
  67      3/25/2010       8.662          11.542
  68      4/25/2010       7.827          10.411
  69      5/25/2010       8.092          10.743
  70      6/25/2010       7.835          10.383
  71      7/25/2010       8.100          10.715
  72      8/25/2010       7.843          10.356
  73      9/25/2010       7.847          10.343
  74     10/25/2010       8.114          10.674
  75     11/25/2010       7.857          10.318
  76     12/25/2010       8.125          10.649
  77      1/25/2011       7.868          10.294
  78      2/25/2011       7.874          10.283

(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.48% and 1.97%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.48% and 1.97%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                    0%                80%               100%              150%               200%
                              PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                                 TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
----------------------------------------------------------------------------------------------------------------------
                               DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
CLASS A-2B

                 100.00000               50                 50                 50                50                 50

                       WAL            28.28               7.86               6.17              2.19               1.58
                  MOD DURN            21.70               7.31               5.83              2.15               1.56
          PRINCIPAL WINDOW    May32 - Dec32      Jan11 - Nov12      Aug09 - Feb11     Jul06 - Jan07      Feb06 - Mar06
----------------------------------------------------------------------------------------------------------------------
CLASS M-1

                 100.00000               60                 60                 60                60                 60

                       WAL            25.94               5.48               4.84              3.05               1.82
                  MOD DURN            20.05               5.16               4.62              2.96               1.79
          PRINCIPAL WINDOW    Mar26 - Dec32      Dec07 - Nov12      Apr08 - Feb11     Feb07 - Jul08      Apr06 - Aug06
----------------------------------------------------------------------------------------------------------------------
CLASS M-2

                 100.00000              120                120                120               120                120

                       WAL            25.94               5.44               4.60              3.96               2.30
                  MOD DURN            18.63               5.02               4.32              3.76               2.24
          PRINCIPAL WINDOW    Mar26 - Dec32      Oct07 - Nov12      Jan08 - Feb11     Jul08 - Jul08      Aug06 - Feb07
----------------------------------------------------------------------------------------------------------------------
CLASS M-3

                 100.00000              140                140                140               140                140

                       WAL            25.94               5.42               4.52              3.96               2.54
                  MOD DURN            18.18               4.97               4.22              3.74               2.45
          PRINCIPAL WINDOW    Mar26 - Dec32      Oct07 - Nov12      Dec07 - Feb11     Jul08 - Jul08      Feb07 - Feb07
----------------------------------------------------------------------------------------------------------------------
CLASS B-1

                 100.00000              190                190                190               190                190

                       WAL            25.94               5.42               4.49              3.86               2.54
                  MOD DURN            17.14               4.89               4.13              3.61               2.43
          PRINCIPAL WINDOW    Mar26 - Dec32      Oct07 - Nov12      Nov07 - Feb11     Apr08 - Jul08      Feb07 - Feb07
----------------------------------------------------------------------------------------------------------------------
CLASS B-2

                 100.00000              200                200                200               200                200

                       WAL            25.94               5.41               4.47              3.69               2.54
                  MOD DURN            16.94               4.86               4.10              3.45               2.43
          PRINCIPAL WINDOW    Mar26 - Dec32      Sep07 - Nov12      Oct07 - Feb11     Feb08 - Jul08      Feb07 - Feb07
----------------------------------------------------------------------------------------------------------------------
CLASS B-3

                 100.00000              425                425                425               425                425

                       WAL            25.94               5.41               4.45              3.56               2.54
                  MOD DURN            13.23               4.51               3.84              3.18               2.34
          PRINCIPAL WINDOW    Mar26 - Dec32      Sep07 - Nov12      Oct07 - Feb11     Dec07 - Jul08      Feb07 - Feb07
CLASS B-4

                  93.50130              475                573                600               640                707

                       WAL            25.90               5.33               4.36              3.42               2.54
                  MOD DURN            12.77               4.36               3.70              3.02               2.30
          PRINCIPAL WINDOW    Mar26 - Dec32      Sep07 - Nov12      Sep07 - Feb11     Oct07 - Jul08      Feb07 - Feb07

(1) Assumes 8/11/04 settlement date


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                                     0%                80%                 100%              150%             200%
                               PRICING SPEED      PRICING SPEED       PRICING SPEED     PRICING SPEED     PRICING SPEED
                                TO MATURITY        TO MATURITY         TO MATURITY       TO MATURITY       TO MATURITY
                                DISC MARGIN        DISC MARGIN         DISC MARGIN       DISC MARGIN       DISC MARGIN
-----------------------------------------------------------------------------------------------------------------------
CLASS A-2B

                 100.00000                 51                 58                 58                50                50

                       WAL              28.73               9.54               7.44              2.19              1.58
                  MOD DURN              21.95               8.67               6.91              2.15              1.56
          PRINCIPAL WINDOW      May32 - Feb34      Jan11 - Nov21      Aug09 - Apr18     Jul06 - Jan07     Feb06 - Mar06
-----------------------------------------------------------------------------------------------------------------------
CLASS M-1

                 100.00000                 60                 63                 63                67                60

                       WAL              26.06               6.12               5.37              4.02              1.82
                  MOD DURN              20.12               5.68               5.06              3.82              1.79
          PRINCIPAL WINDOW      Mar26 - Jan34      Dec07 - Jan21      Apr08 - Dec17     Feb07 - Mar15     Apr06 - Aug06
-----------------------------------------------------------------------------------------------------------------------
CLASS M-2

                 100.00000                120                125                125               136               120

                       WAL              26.05               6.03               5.09              5.51              2.31
                  MOD DURN              18.68               5.48               4.71              5.11              2.24
          PRINCIPAL WINDOW      Mar26 - Dec33      Oct07 - Jul19      Jan08 - Sep16     Dec08 - May12     Aug06 - Mar07
-----------------------------------------------------------------------------------------------------------------------
CLASS M-3

                 100.00000                140                145                145               147               145

                       WAL              26.05               5.95               4.95              4.41              2.76
                  MOD DURN              18.23               5.38               4.57              4.14              2.65
          PRINCIPAL WINDOW      Mar26 - Nov33      Oct07 - Dec17      Dec07 - Apr15     Jul08 - May11     Mar07 - Jun07
-----------------------------------------------------------------------------------------------------------------------
CLASS B-1

                 100.00000                190                196                196               196               231

                       WAL              26.04               5.90               4.88              4.13              4.73
                  MOD DURN              17.18               5.24               4.43              3.84              4.29
          PRINCIPAL WINDOW      Mar26 - Oct33      Oct07 - Mar17      Nov07 - Aug14     Apr08 - Dec10     Jun07 - Mar12
-----------------------------------------------------------------------------------------------------------------------
CLASS B-2

                 100.00000                200                205                206               205               247

                       WAL              26.03               5.81               4.79              3.91              5.05
                  MOD DURN              16.98               5.15               4.35              3.64              4.58
          PRINCIPAL WINDOW      Mar26 - Sep33      Sep07 - Mar16      Oct07 - Nov13     Feb08 - May10     Jan09 - May10
-----------------------------------------------------------------------------------------------------------------------
CLASS B-3

                 100.00000                425                432                433               433               501

                       WAL              26.01               5.68               4.67              3.72              4.18
                  MOD DURN              13.24               4.68               3.98              3.30              3.64
          PRINCIPAL WINDOW      Mar26 - Jul33      Sep07 - Mar15      Oct07 - Dec12     Dec07 - Oct09     Jun08 - Jan09
CLASS B-4

                  93.50130                475                574                600               640               688

                       WAL              25.92               5.38               4.41              3.45              3.61
                  MOD DURN              12.77               4.39               3.73              3.04              3.15
          PRINCIPAL WINDOW      Mar26 - Apr33      Sep07 - Jan14      Sep07 - Jan12     Oct07 - Mar09     Dec07 - Jun08

(1) Assumes 8/11/04 settlement date
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------
BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.48%, 6ML = 1.97%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown and no stepup):

                                      FORWARD LIBOR                             STATIC LIBOR
                        ----------------------------------------   ----------------------------------------
                        35% LOSS         45% LOSS       55% LOSS   35% LOSS       45% LOSS         55% LOSS
                        SEVERITY         SEVERITY       SEVERITY   SEVERITY       SEVERITY         SEVERITY
                        ----------------------------------------   ----------------------------------------
CLASS M-1   CDR Break    34.964%          25.037%        19.457%    39.145%        28.553%          22.448%
            Cum Loss      19.63%           20.62%         21.29%     20.90%         22.37%           23.44%
CLASS M-2   CDR Break    23.295%          17.290%        13.725%    27.590%        20.813%          16.699%
            Cum Loss      15.30%           16.03%         16.53%     17.03%         18.23%           19.08%
                        ----------------------------------------   ----------------------------------------
CLASS M-3   CDR Break    20.012%          15.012%        11.994%    24.316%        18.520%          14.955%
            Cum Loss      13.82%           14.46%         14.90%     15.72%         16.81%           17.60%
                        ----------------------------------------   ----------------------------------------
CLASS B-1   CDR Break    16.934%          12.824%        10.312%    21.221%        16.311%          13.243%
            Cum Loss      12.28%           12.84%         13.21%     14.36%         15.35%           16.06%
                        ----------------------------------------   ----------------------------------------
CLASS B-2   CDR Break    14.439%          11.024%         8.905%    18.643%        14.429%          11.766%
            Cum Loss      10.93%           11.40%         11.72%     13.14%         14.02%           14.65%
CLASS B-3   CDR Break    12.511%           9.617%         7.809%    16.352%        12.714%          10.405%
            Cum Loss       9.80%           10.22%         10.51%     11.96%         12.73%           13.29%
                        ----------------------------------------   ----------------------------------------
CLASS B-4   CDR Break    10.387%           8.077%         6.610%    13.981%        10.984%           9.046%
            Cum Loss      8.46%             8.84%          9.11%     10.65%         11.35%           11.85%
                        ----------------------------------------   ----------------------------------------

                                  FORWARD LIBOR

                                  (LINE GRAPH)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.48%, 6ML = 1.97%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                      EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
           PERIOD        (STATIC LIBOR)          (FORWARD LIBOR)
           ------     --------------------    --------------------
           Avg yr1           451                      356
           Avg yr2           521                      320
           Avg yr3           568                      416
           Avg yr4           561                      388
           Avg yr5           565                      363

          EXCESS                             EXCESS                  EXCESS                               EXCESS
         SPREAD IN                          SPREAD IN               SPREAD IN                            SPREAD IN
            BPS       1 MONTH     6 MONTH      BPS                     BPS        1 MONTH      6 MONTH     BPS
          (STATIC     FORWARD     FORWARD   (FORWARD                (STATIC       FORWARD      FORWARD   (FORWARD
PERIOD     LIBOR)      LIBOR       LIBOR      LIBOR)      PERIOD      LIBOR)       LIBOR        LIBOR     LIBOR)
------   ---------    -------     -------   ---------     ------    ---------     -------      -------   ---------
1           254       1.4800%     1.9700%      254          40         572        5.0790%      5.2250%     405
2           478       1.6780%     2.1470%      459          41         548        5.1190%      5.2610%     369
3           456       1.8780%     2.3220%      416          42         549        5.1470%      5.2970%     367
4           478       2.0730%     2.4820%      418          43         604        5.1970%      5.3340%     447
5           455       2.2470%     2.6490%      379          44         551        5.2270%      5.3690%     375
6           455       2.3990%     2.7980%      363          45         578        5.2430%      5.4060%     406
7           526       2.5670%     2.9440%      417          46         552        5.2890%      5.4410%     367
8           454       2.7080%     3.0810%      332          47         578        5.3290%      5.4740%     394
9           476       2.8520%     3.2200%      339          48         551        5.3640%      5.5080%     357
10          453       3.0140%     3.3450%      302          49         551        5.4070%      5.5390%     363
11          475       3.1420%     3.4670%      311          50         577        5.4350%      5.5660%     392
12          452       3.2530%     3.5830%      278          51         551        5.4510%      5.5950%     356
13          452       3.3950%     3.6920%      264          52         577        5.4910%      5.6220%     383
14          474       3.5210%     3.7970%      273          53         551        5.5200%      5.6460%     346
15          451       3.6000%     3.8930%      244          54         551        5.5430%      5.6740%     342
16          473       3.7290%     3.9810%      252          55         634        5.5790%      5.6990%     451
17          450       3.8350%     4.0690%      221          56         549        5.5990%      5.7220%     341
18          454       3.9110%     4.1480%      224          57         575        5.6080%      5.7510%     371
19          650       4.0270%     4.2160%      482          58         548        5.6420%      5.7770%     332
20          563       4.0800%     4.2750%      381          59         574        5.6700%      5.8040%     360
21          587       4.1220%     4.3410%      403          60         547        5.6940%      5.8300%     324
22          559       4.2270%     4.3990%      361          61         546        5.7280%      5.8560%     326
23          584       4.2970%     4.4560%      381          62         572        5.7480%      5.8800%     354
24          557       4.3070%     4.5070%      352          63         545        5.7650%      5.9070%     319
25          555       4.3990%     4.5660%      416          64         571        5.7960%      5.9330%     345
26          580       4.4560%     4.6150%      439          65         546        5.8240%      5.9560%     311
27          552       4.4730%     4.6640%      404          66         547        5.8500%      5.9830%     308
28          577       4.5550%     4.7170%      425          67         631        5.8770%      6.0050%     416
29          549       4.6090%     4.7650%      386          68         548        5.8970%      6.0260%     309
30          548       4.6320%     4.8100%      383          69         575        5.9160%      6.0530%     338
31          643       4.7050%     4.8580%      516          70         549        5.9400%      6.0750%     304
32          555       4.7540%     4.9000%      404          71         576        5.9640%      6.1000%     332
33          580       4.7700%     4.9430%      433          72         551        5.9860%      6.1240%     299
34          551       4.8360%     4.9880%      391          73         552        6.0120%      6.1490%     302
35          576       4.8820%     5.0290%      416          74         579        6.0350%      6.1700%     330
36          548       4.9030%     5.0700%      380          75         554        6.0560%      6.1930%     297
37          546       4.9650%     5.1100%      391          76         581        6.0800%      6.2140%     325
38          562       5.0040%     5.1500%      405          77         556        6.1040%      6.2360%     292
39          543       5.0210%     5.1850%      377          78         557        6.1290%      6.2560%     289

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.